EXHIBIT 32.1




                          Certification of CEO and CFO
                         pursuant to Section 906 of the
               Sarbanes-Oxley Act of 2002 regarding Annual Report
                 on Form 10-KSB for the year ended December 31, 2006

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of a Texas corporation (the "Company"), does hereby certify that:

         1. The Company's Annual Report on Form 10-KSB for the fiscal period ended December 31, 2006, (the Form 10-KSB) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. Information contained in the Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods presented herein.




Date:    April 2, 2007                       By:   /s/ Steven L. Sample
         ----------------                    ---------------------------------
                                             Steven L. Sample
                                             Chief Executive Officer and
                                             Chief Financial Officer